SANFORD C. BERNSTEIN FUND, INC.

-AB International Portfolio

-AB Tax-Managed International Portfolio

-AB Emerging Markets Portfolio

-AB Intermediate California Municipal Portfolio

-AB Intermediate Diversified Municipal Portfolio

-AB Intermediate New York Municipal Portfolio

-AB Short Duration Portfolio

(each a “Portfolio” or collectively, the “Portfolios”)

Supplement dated July 28, 2017 to the Statement of Information (“SAI”) dated January 27, 2017 of the AB International Portfolio, AB Tax-Managed International Portfolio, AB Emerging Markets Portfolio, AB Intermediate California Municipal Portfolio, AB Intermediate Diversified Municipal Portfolio, AB Intermediate New York Municipal Portfolio and the AB Short Duration Portfolio of Sanford C. Bernstein Fund, Inc.

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The section of the SAI entitled “Shareholder Services — Exchange Privilege” is deleted in its entirety and replaced with the following:

Exchange Privilege

You may exchange your investment in a Portfolio for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Manager, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Manager, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class B or Class C shares of the Portfolio for Advisor Class shares of the Portfolio (if offered) or exchange Class C shares of the Portfolio for Class A shares of the Portfolio. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day’s NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time on that day.

Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B or Class C shares, for the purpose of conversion to Class A shares. After an exchange, your Class B or Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B or Class C shares of the AB Mutual Fund you originally purchased for cash (“original shares”). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A, Class B or Class C shares of a Portfolio for Advisor Class shares (if offered) or exchanges of Class C shares for Class A shares of the same Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days’ written notice.

All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund’s prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph.

Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

Each Portfolio shareholder and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, it is possible that shareholders would have difficulty in reaching ABIS by telephone. If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

A shareholder may elect to initiate a monthly “Auto Exchange” whereby a specified dollar amount’s worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

None of the AB Mutual Funds, the Manager, the Principal Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AB Mutual Fund being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days’ notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise modify, restrict or terminate the exchange privilege.

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This Supplement should be read in conjunction with the SAI for the Portfolios.

You should retain this Supplement with your SAI for future reference.

The [A/B] Logo is a service mark of AB and AB® is a registered trademark used by permission of the owner, AB L.P.

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